UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2014

IVANHOE ENERGY INC.

(Exact name of registrant as specified in its charter)

Yukon, Canada	000-30586	98-0372413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 654 – 999 Canada Place
Vancouver, BC, Canada	V6C 3E1
(Address of Principal Executive Office)	(Zip Code)

(604) 688-8323
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE.

Under this Item 7.01 of Form 8-K, Ivanhoe Energy Inc. (“Ivanhoe Energy” or the “Company) is furnishing a copy of its Notice of Special Meeting of Shareholders and Management Proxy Circular, dated as of July 13, 2014, which is attached hereto as Exhibit 99.1.

The information furnished pursuant to Item 7.01 of this report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section. The information furnished pursuant to Item 7.01 of this report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)            Exhibits

ExhibitNo.	Description

99.1	Notice of Special Meeting of Shareholders and Management Proxy Circular, dated as of July 13, 2014, with respect to the August 13, 2014 Special Meeting of Ivanhoe Energy Inc. Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  July 18, 2014

IVANHOE ENERGY INC.

By:	/s/ Mary Vincelli
Name: Mary Vincelli
Title: Corporate Secretary

EXHIBIT NUMBER	Exhibit Index

99.1	Notice of Special Meeting of Shareholders and Management Proxy Circular, dated as of July 13, 2014, with respect to the August 13, 2014 Special Meeting of Ivanhoe Energy Inc. Shareholders.